Free Writing Prospectus
Filed Pursuant to Rule 433
Registration Statement No. 333-199966
Dated January 5, 2015

J P M O R G A N U S S E C T O R R O T A T O R 8 I N D E X H Y P O T H E T I C A
L
B A C K - T E S T E D A N D H I S T O R I C A L W E I G H T I N G S

January 2015

JPMorgan U.S. Sector Rotator 8 Index Hypothetical Back-Tested Historical
Weightings

J.P. Morgan U.S. Sector Rotator 8 Index (the "Index") Weightings -- January
2015

2015     XLY   XLP   XLE    XLF   XLV    XLI  XLU   XLB   XLK    IYR   BOND
January 11.04% 0.00% 0.00% 10.15% 0.00% 9.95% 9.47% 0.00% 0.00% 13.36% 0.00%

Please see the Glossary on the last page for definitions related to these exchange traded fund tickers. Please see key risks on the last page for additional information. Source: J.P. Morgan. Past allocations to exchange traded funds are not indicative of actual weights that would be assigned to the
ETFs during the term of your investment. The levels of the Index reflect the performance of the index components above a cash index and incorporate an daily adjustment factor of 0.50% per annum.

Hypothetical, historical allocations: The hypothetical monthly allocations are obtained from hypothetical back-testing of the algorithm used to construct the
Index and should not be considered indicative of the actual weights that would be assigned to the applicable exchange traded funds during the term of your investment linked to the Index. J.P. Morgan provides no assurance or guarantee that the actual performance of the Index would result in the allocations among the exchange traded funds consistent with the hypothetical allocations displayed in the preceding charts. The hypothetical historical weights above have not been verified by an independent third party. The back-tested, hypothetical historical results above have inherent limitations. Alternative modelling techniques or assumptions would produce different hypothetical allocation information that might prove to be more appropriate and that might differ significantly from the hypothetical historical allocations set forth above. Actual results will vary, perhaps materially, from the analysis implied in the hypothetical allocations contained in the table above.

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

3

JPMorgan U.S. Sector Rotator 8 Index Hypothetical Back-Tested Historical
Weightings

J.P. Morgan U.S. Sector Rotator 8 Index (the "Index") Weightings -- 2012 to
December 2014

2014       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
December  17.42% 23.29% 0.00%  0.00%  0.00%  16.67% 0.00%  12.69% 17.3%  0.00%   0.00%
November  0.00%  12.47% 0.00%  0.00%  6.99%  6.90%  10.41% 0.00%  0.00%  13.53%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
October   0.00%  17.73% 0.00%  0.00%  14.19% 0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
September 14.21% 15.54% 0.00%  0.00%  13.04% 13.41% 10.34% 0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
August    15.35%  0%    0.00%  17.41% 14.17% 0.00%  0.00%  0.00%  16.77% 25.34%  0.00%
July      21.31% 0.00%  14.49% 20.92% 22.64% 0.00%  14.29% 0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
June      14.34% 0.00%  0.00%  0.00%  16.59% 0.00%  0.00%  15.46% 16.52% 21.36%  0.00%
May       0.00%  19.71% 11.87% 0.00%  0.00%  11.10% 14.36% 0.00%  0.00%  20.14%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
April     0.00%  21.06% 14.48% 12.57% 0.00%  0.00%  14.55% 0.00%  0.00%  0.00%  48.88%
March     9.36%  0.00%  10.83% 0.00%  10.27% 0.00%  0.00%  11.24% 12.78% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
February  0.00%  0.00%  0.00%  0.00%  10.99% 0.00%  13.27% 0.00%  0.00%  15.68% 80.05%
January   17.74% 0.00%  16.26% 0.00%  0.00%  14.10% 0.00%  13.97% 17.71% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2013       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  12.91% 0.00%  0.00%  12.92% 16.09% 17.82% 0.00%  0.00%  18.11% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  0.00%  13.07% 11.43% 0.00%  10.37% 11.84% 0.00%  0.00%  12.75% 0.00%   0.00%
October   16.01% 0.00%  0.00%  14.39% 0.00%  13.68% 0.00%  11.47% 0.00%  8.91%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  13.30% 0.00%  0.00%  100.00%
August    0.00%  0.00%  0.00%  14.76% 15.87% 12.66% 12.35% 14.04% 0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      8.73%  8.31%  0.00%  0.00%  8.44%  0.00%  8.81%  0.00%  0.00%  0.00%  28.01%
June      14.06% 0.00%  10.92% 11.95% 12.59% 12.46% 0.00%  0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       10.21% 11.16% 0.00%  0.00%  10.32% 0.00%  14.14% 0.00%  0.00%  11.31%  0.00%
April     13.48% 20.60% 0.00%  14.32% 17.79% 0.00%  19.68% 0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  17.50% 0.00%  10.24% 15.72% 11.88% 19.42% 0.00%  0.00%  0.00%   0.00%
February  12.73% 0.00%  10.10% 12.02% 14.25% 11.61% 0.00%  0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   0.00%  0.00%  0.00%  12.68% 0.00%  15.66% 0.00%  12.41% 0.00%  18.37% 69.75%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2012       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
December  11.07% 13.62% 0.00%  0.00%  0.00%  9.41%  0.00%  9.14%  9.22%  0.00%   0.00%
November  0.00%  0.00%  0.00%  12.49% 12.89% 0.00%  19.20% 0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
October   13.21% 0.00%  9.95%  10.40% 20.02% 0.00%  0.00%  8.79%  0.00%  0.00%   0.00%
September 16.38% 0.00%  12.07% 15.79% 0.00%  0.00%  0.00%  12.04% 15.01% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
August    0.00%  13.90% 7.23%  0.00%  10.73% 0.00%  16.98% 0.00%  0.00%  12.23%  0.00%
July      0.00%  0.00%  0.00%  6.33%  11.14% 0.00%  16.71% 7.03%  0.00%  7.91%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
June      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
May       9.74%  15.53% 0.00%  0.00%  0.00%  0.00%  17.19% 0.00%  0.00%  11.07% 51.94%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
April     13.44% 0.00%  0.00%  7.91%  15.27% 0.00%  0.00%  0.00%  13.82% 14.64%  0.00%
March     17.11% 24.51% 14.10% 10.47% 0.00%  0.00%  0.00%  0.00%  16.06% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
February  0.00%  0.00%  0.00%  9.56%  0.00%  11.57% 0.00%  9.21%  16.31% 14.10%  0.00%
January   0.00%  11.02% 0.00%  4.79%  8.57%  0.00%  9.01%  0.00%  0.00%  6.54%   0.00%

Please see the Glossary on the last page for definitions related to these exchange traded fund tickers. Please see key risks on the last page for additional information. Source: J.P. Morgan. Past allocations to exchange traded funds are not indicative of actual weights that would be assigned to the
ETFs during the term of your investment. The levels of the Index reflect the performance of the index components above a cash index and incorporate an daily adjustment factor of 0.50% per annum.

Hypothetical, historical allocations: The hypothetical monthly allocations are obtained from hypothetical back-testing of the algorithm used to construct the
Index and should not be considered indicative of the actual weights that would be assigned to the applicable exchange traded funds during the term of your investment linked to the Index. J.P. Morgan provides no assurance or guarantee that the actual performance of the Index would result in the allocations among the exchange traded funds consistent with the hypothetical allocations displayed in the preceding charts. The hypothetical historical weights above have not been verified by an independent third party. The back-tested, hypothetical historical results above have inherent limitations. Alternative modelling techniques or assumptions would produce different hypothetical allocation information that might prove to be more appropriate and that might differ significantly from the hypothetical historical allocations set forth above. Actual results will vary, perhaps materially, from the analysis implied in the hypothetical allocations contained in the table above.

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

3

JPMorgan U.S. Sector Rotator 8 Index Hypothetical Back-Tested Historical
Weightings

J.P. Morgan U.S. Sector Rotator 8 Index (the "Index") Weightings -- 2009
through 2011

2011       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  0.00%  9.07%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  0.00%  0.00%  4.07%  3.23%  0.00%  4.62%  0.00%  3.68%  0.00%  3.86%   0.00%
October   0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  9.18%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  4.67%  0.00%  0.00%  0.00%  100.00%
August    0.00%  0.00%  7.42%  0.00%  0.00%  0.00%  14.82% 0.00%  9.13%  8.82%  84.41%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
June      0.00%  19.92% 0.00%  0.00%  18.58% 0.00%  17.17% 0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       15.39% 23.79% 0.00%  0.00%  16.13% 0.00%  13.84% 0.00%  0.00%  12.88%  0.00%
April     0.00%  14.42% 6.77%  0.00%  11.24% 7.91%  0.00%  7.28%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     8.82%  19.43% 7.70%  8.95%  0.00%  0.00%  0.00%  0.00%  0.00%  12.72%  0.00%
February  0.00%  0.00%  11.01% 9.55%  0.00%  14.92% 0.00%  0.00%  13.29% 11.99%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   0.00%  0.00%  11.53% 9.90%  0.00%  13.01% 0.00%  11.80% 16.00% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2010       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
December  10.98% 0.00%  8.01%  0.00%  0.00%  9.53%  0.00%  7.24%  0.00%  0.00%  34.51%
November  12.41% 0.00%  10.54% 0.00%  0.00%  0.00%  0.00%  7.52%  12.42% 14.23%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
October   7.62%  0.00%  8.36%  0.00%  11.18% 7.50%  0.00%  0.00%  9.79%  0.00%   0.00%
September 0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  10.59% 0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
August    0.00%  0.00%  6.70%  0.00%  0.00%  5.78%  8.14%  5.35%  0.00%  5.02%   0.00%
July      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
June      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
May       8.97%  0.00%  8.42%  6.57%  0.00%  10.13% 0.00%  0.00%  0.00%  5.67%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
April     14.22% 0.00%  0.00%  13.82% 0.00%  14.08% 0.00%  10.34% 0.00%  10.15%  0.00%
March     9.80%  13.47% 0.00%  0.00%  0.00%  7.47%  0.00%  5.93%  0.00%  6.89%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
February  0.00%  0.00%  0.00%  0.00%  9.60%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
January   13.36% 0.00%  0.00%  0.00%  0.00%  0.00%  11.93% 8.94%  13.30% 7.15%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2009       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  6.56%  0.00%  0.00%  0.00%  11.91% 5.97%  0.00%  5.76%  7.76%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  7.45%  15.62% 5.99%  0.00%  0.00%  0.00%  0.00%  0.00%  9.41%  0.00%  49.19%
October   9.28%  0.00%  7.41%  0.00%  0.00%  8.50%  0.00%  7.38%  0.00%  4.11%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 7.33%  0.00%  0.00%  4.87%  0.00%  7.24%  0.00%  5.92%  0.00%  4.03%   0.00%
August    6.44%  0.00%  0.00%  0.00%  0.00%  6.23%  0.00%  5.44%  7.47%  4.30%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      5.65%  8.88%  0.00%  0.00%  7.29%  0.00%  7.43%  0.00%  8.24%  0.00%   0.00%
June      0.00%  8.19%  4.26%  2.32%  8.73%  0.00%  6.58%  0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       4.19%  0.00%  0.00%  1.76%  0.00%  3.75%  0.00%  3.98%  0.00%  1.66%   0.00%
April     3.15%  0.00%  0.00%  1.43%  0.00%  2.83%  0.00%  3.30%  3.76%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
February  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  7.85%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   2.97%  0.00%  0.00%  0.00%  5.09%  0.00%  0.00%  0.00%  0.00%  1.21%  57.54%

Please see the Glossary on the last page for definitions related to these exchange traded fund tickers. Please see key risks on the last page for additional information. Source: J.P. Morgan. Past allocations to exchange traded funds are not indicative of actual weights that would be assigned to the
ETFs during the term of your investment. The levels of the Index reflect the performance of the index components above a cash index and incorporate an daily adjustment factor of 0.50% per annum.

Hypothetical, historical allocations: The hypothetical monthly allocations are obtained from hypothetical back-testing of the algorithm used to construct the
Index and should not be considered indicative of the actual weights that would be assigned to the applicable exchange traded funds during the term of your investment linked to the Index. J.P. Morgan provides no assurance or guarantee that the actual performance of the Index would result in the allocations among the exchange traded funds consistent with the hypothetical allocations displayed in the preceding charts. The hypothetical historical weights above have not been verified by an independent third party. The back-tested, hypothetical historical results above have inherent limitations. Alternative modelling techniques or assumptions would produce different hypothetical allocation information that might prove to be more appropriate and that might differ significantly from the hypothetical historical allocations set forth above. Actual results will vary, perhaps materially, from the analysis implied in the hypothetical allocations contained in the table above.

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

JPMorgan U.S. Sector Rotator 8 Index Hypothetical Back-Tested Historical
Weightings

J.P. Morgan U.S. Sector Rotator 8 Index (the "Index") Weightings -- 2006
through 2008

2008       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  2.27%  0.00%  0.00%  0.00%  77.34%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  93.06%
October   0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  93.37%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 4.98%  9.22%  0.00%  0.00%  0.00%  6.52%  0.00%  0.00%  9.57%  4.55%   0.00%
August    0.00%  11.73% 0.00%  2.28%  10.63% 5.54%  0.00%  0.00%  0.00%  2.93%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      0.00%  0.00%  5.15%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  89.06%
June      0.00%  0.00%  5.91%  0.00%  11.99% 0.00%  11.15% 6.80%  8.05%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       0.00%  0.00%  7.45%  4.51%  0.00%  0.00%  11.64% 0.00%  7.34%  5.66%   0.00%
April     0.00%  11.00% 0.00%  0.00%  0.00%  5.89%  7.28%  0.00%  0.00%  3.90%  21.52%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  12.66% 5.97%  0.00%  0.00%  8.82%  0.00%  7.49%  0.00%  0.00%  25.30%
February  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   0.00%  0.00%  6.75%  0.00%  0.00%  0.00%  10.24% 5.57%  8.14%  0.00%  24.02%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2007       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
December  0.00%  10.97% 0.00%  0.00%  9.47%  0.00%  0.00%  0.00%  0.00%  0.00%  96.51%
November  0.00%  22.25% 0.00%  0.00%  15.61% 0.00%  10.38% 7.98%  9.33%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
October   0.00%  0.00%  7.62%  0.00%  0.00%  8.12%  9.28%  6.84%  0.00%  6.34%   0.00%
September 0.00%  9.80%  0.00%  4.49%  10.02% 0.00%  5.25%  0.00%  0.00%  4.67%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
August    0.00%  0.00%  6.61%  0.00%  0.00%  9.03%  0.00%  0.00%  12.24% 0.00%  76.11%
July      0.00%  0.00%  6.90%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
June      0.00%  0.00%  9.06%  15.63% 0.00%  19.46% 0.00%  11.15% 13.35% 0.00%   0.00%
May       0.00%  0.00%  11.23% 0.00%  17.91% 12.11% 14.55% 0.00%  17.32% 0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
April     0.00%  14.85% 9.61%  0.00%  0.00%  0.00%  11.15% 8.81%  10.88% 0.00%   0.00%
March     0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  9.63%  9.40%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
February  18.43% 28.45% 0.00%  0.00%  19.89% 0.00%  0.00%  13.87% 0.00%  12.61%  0.00%
January   21.54% 26.43% 0.00%  18.80% 28.77% 0.00%  0.00%  12.98% 0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2006       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  0.00%  0.00%  7.36%  0.00%  0.00%  15.67% 0.00%  13.53% 14.05% 8.23%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  14.46% 0.00%  0.00%  0.00%  0.00%  0.00%  18.71% 13.22% 13.70% 15.84%  0.00%
October   12.71% 0.00%  0.00%  18.98% 0.00%  15.08% 0.00%  0.00%  11.65% 15.83%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 0.00%  22.58% 0.00%  0.00%  22.42% 0.00%  0.00%  12.70% 11.40% 11.95%  0.00%
August    0.00%  13.29% 0.00%  9.85%  11.68% 0.00%  15.85% 0.00%  0.00%  8.71%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      0.00%  16.40% 4.73%  0.00%  0.00%  0.00%  12.47% 0.00%  0.00%  9.86%  42.34%
June      0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       17.84% 0.00%  7.39%  13.83% 0.00%  14.23% 0.00%  10.24% 0.00%  0.00%   0.00%
April     0.00%  0.00%  7.47%  0.00%  0.00%  17.05% 0.00%  11.18% 14.31% 8.70%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  20.40% 0.00%  14.33% 15.72% 16.19% 0.00%  0.00%  0.00%  15.23%  0.00%
February  0.00%  0.00%  6.14%  0.00%  0.00%  0.00%  12.92% 10.17% 10.29% 11.51%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   0.00%  0.00%  7.66%  0.00%  20.34% 17.20% 13.63% 12.31% 0.00%  0.00%   0.00%

Please see the Glossary on the last page for definitions related to these exchange traded fund tickers. Please see key risks on the last page for additional information. Source: J.P. Morgan. Past allocations to exchange traded funds are not indicative of actual weights that would be assigned to the
ETFs during the term of your investment. The levels of the Index reflect the performance of the index components above a cash index and incorporate an daily adjustment factor of 0.50% per annum.

Hypothetical, historical allocations: The hypothetical monthly allocations are obtained from hypothetical back-testing of the algorithm used to construct the
Index and should not be considered indicative of the actual weights that would be assigned to the applicable exchange traded funds during the term of your investment linked to the Index. J.P. Morgan provides no assurance or guarantee that the actual performance of the Index would result in the allocations among the exchange traded funds consistent with the hypothetical allocations displayed in the preceding charts. The hypothetical historical weights above have not been verified by an independent third party. The back-tested, hypothetical historical results above have inherent limitations. Alternative modelling techniques or assumptions would produce different hypothetical allocation information that might prove to be more appropriate and that might differ significantly from the hypothetical historical allocations set forth above. Actual results will vary, perhaps materially, from the analysis implied in the hypothetical allocations contained in the table above.

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

JPMorgan U.S. Sector Rotator 8 Index Hypothetical Back-Tested Historical
Weightings

J.P. Morgan U.S. Sector Rotator 8 Index (the "Index") Weightings -- 2003
through 2005

2005       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  0.00%  0.00%  0.00%  12.86% 0.00%  14.65% 0.00%  11.67% 15.63% 9.21%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  0.00%  0.00%  0.00%  10.49% 0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
October   0.00%  16.43% 6.56%  13.64% 0.00%  15.07% 12.64% 0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 0.00%  0.00%  8.48%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
August    15.00% 0.00%  6.73%  0.00%  0.00%  0.00%  0.00%  10.20% 14.06% 11.44%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      0.00%  0.00%  8.49%  23.39% 20.71% 0.00%  18.90% 0.00%  0.00%  11.18%  0.00%
June      11.66% 0.00%  6.24%  0.00%  0.00%  11.43% 0.00%  0.00%  14.62% 11.80%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       0.00%  0.00%  0.00%  0.00%  12.34% 0.00%  10.75% 0.00%  0.00%  11.76% 98.95%
April     0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  0.00%  7.11%  0.00%  13.91% 0.00%  10.46% 10.55% 0.00%  10.84%  0.00%
February  0.00%  24.12% 9.11%  0.00%  0.00%  0.00%  14.94% 0.00%  0.00%  0.00%  100.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   17.60% 16.51% 0.00%  15.50% 10.92% 0.00%  0.00%  0.00%  0.00%  11.48%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2004       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
December  0.00%  0.00%  7.58%  0.00%  0.00%  13.11% 9.27%  10.08% 9.50%  0.00%   0.00%
November  12.61% 0.00%  0.00%  0.00%  0.00%  13.51% 14.38% 0.00%  9.01%  12.24%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
October   16.11% 0.00%  9.58%  0.00%  0.00%  15.32% 0.00%  12.72% 10.49% 0.00%   0.00%
September 0.00%  16.50% 0.00%  12.91% 0.00%  0.00%  21.14% 9.20%  0.00%  10.04%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
August    0.00%  0.00%  13.94% 0.00%  0.00%  0.00%  14.34% 0.00%  0.00%  0.00%  100.00%
July      0.00%  0.00%  9.51%  0.00%  0.00%  17.01% 0.00%  11.39% 10.73% 10.93%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
June      0.00%  0.00%  0.00%  11.15% 0.00%  9.96%  0.00%  6.08%  9.31%  7.64%   0.00%
May       12.19% 13.35% 7.93%  0.00%  11.55% 11.78% 0.00%  0.00%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
April     11.77% 0.00%  0.00%  0.00%  0.00%  0.00%  11.22% 0.00%  0.00%  12.96% 100.00%
March     0.00%  15.91% 12.50% 13.41% 11.76% 0.00%  0.00%  8.66%  0.00%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
February  0.00%  0.00%  10.39% 13.20% 0.00%  21.48% 0.00%  0.00%  7.86%  10.49%  0.00%
January   0.00%  0.00%  10.54% 0.00%  0.00%  17.84% 15.99% 9.92%  0.00%  14.94%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
2003       XLY    XLP    XLE    XLF    XLV    XLI    XLU    XLB    XLK    IYR   BOND
December  0.00%  12.12% 0.00%  0.00%  23.03% 13.14% 0.00%  9.36%  0.00%  16.74%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
November  8.62%  0.00%  0.00%  11.76% 0.00%  18.99% 0.00%  11.30% 8.76%  0.00%   0.00%
October   0.00%  0.00%  0.00%  10.04% 13.38% 10.35% 17.99% 0.00%  0.00%  14.69%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
September 11.65% 0.00%  9.91%  0.00%  0.00%  10.43% 0.00%  8.51%  11.08% 0.00%   0.00%
August    0.00%  0.00%  0.00%  9.04%  0.00%  11.12% 0.00%  25.96% 6.19%  8.64%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
July      7.88%  13.38% 0.00%  0.00%  5.22%  4.92%  0.00%  0.00%  7.64%  0.00%   0.00%
June      0.00%  13.73% 9.32%  0.00%  0.00%  0.00%  8.14%  15.29% 7.87%  0.00%   0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
May       6.37%  0.00%  0.00%  6.24%  0.00%  6.68%  10.84% 7.40%  0.00%  0.00%   0.00%
April     8.39%  23.11% 0.00%  0.00%  0.00%  0.00%  10.21% 0.00%  5.05%  10.11%  0.00%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
March     0.00%  0.00%  6.35%  0.00%  0.00%  0.00%  0.00%  0.00%  0.00%  17.03% 100.00%
February  15.71% 0.00%  0.00%  0.00%  15.04% 11.11% 0.00%  0.00%  0.00%  0.00%  99.43%
--------- ------ ------ ------ ------ ------ ------ ------ ------ ------ ------ -------
January   0.00%  16.79% 0.00%  0.00%  0.00%  0.00%  9.55%  0.00%  0.00%  0.00%  99.70%

Please see the Glossary on the last page for definitions related to these exchange traded fund tickers. Please see key risks on the last page for additional information. Source: J.P. Morgan. Past allocations to exchange traded funds are not indicative of actual weights that would be assigned to the
ETFs during the term of your investment. The levels of the Index reflect the performance of the index components above a cash index and incorporate an daily adjustment factor of 0.50% per annum.

Hypothetical, historical allocations: The hypothetical monthly allocations are obtained from hypothetical back-testing of the algorithm used to construct the
Index and should not be considered indicative of the actual weights that would be assigned to the applicable exchange traded funds during the term of your investment linked to the Index. J.P. Morgan provides no assurance or guarantee that the actual performance of the Index would result in the allocations among the exchange traded funds consistent with the hypothetical allocations displayed in the preceding charts. The hypothetical historical weights above have not been verified by an independent third party. The back-tested, hypothetical historical results above have inherent limitations. Alternative modelling techniques or assumptions would produce different hypothetical allocation information that might prove to be more appropriate and that might differ significantly from the hypothetical historical allocations set forth above. Actual results will vary, perhaps materially, from the analysis implied in the hypothetical allocations contained in the table above.

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

Key Risks
[] The Index comprises notional assets and liabilities.  [] The Strategy comprises notional assets and liabilities
[] The Index may use leverage to increase the return from any Constituent because the sum of the weights of the Basket Constituents included in the synthetic portfolio underlying the Index may be greater than 100%, up to a maximum total weight of 220%.  In particular, the use of leverage will magnify any negative performance of the relevant Constituents which in turn could cause you to receive a lower payment at maturity than you would otherwise receive.
[] The levels of the Index will include a daily deduction fee of 0.50%  per annum.
[] There are risks associated with a momentum-based investment strategy - The
Index is different from a strategy that seeks long-term exposure to a portfolio consisting of constant components with fixed weights.  The Index may fail to realize gains that could occur from holding assets that have experienced price declines, but experience a sudden price spike thereafter.
[] Correlation of performance among the Index constituents may reduce Index performance.
[] Our affiliate, JPMS plc, is the Index Sponsor and Index Calculation Agent
and is responsible for calculating and maintaining the Index and developing guidelines and policies governing the Index.  We and our affiliates are entitled to exercise discretion in good faith and a commercially reasonable manner in relation to the securities and the Index.  JPMS plc is under no obligation to consider your interest as an investor with returns linked to the
Index.
[] The Index may be partially uninvested, may not be successful, may not outperform any alternative strategy related to the Index constituents, or may not achieve its target volatility of 8%.
[] The investment strategy involves monthly rebalancing and maximum weighting caps applied to the Index constituents.  [] Changes in the value of the Index constituents may offset each other.
[] The Index was established on July 1, 2013 and has a limited operating history.

DISCLAIMER
JPMorgan Chase and Co. ("J.P. Morgan") has filed a registration statement
(including a prospectus) with the Securities and Exchange Commission (the
"SEC") for any offerings to which these materials relate. Before you invest in any offering of securities by J.P. Morgan, you should read the prospectus in that registration statement, the prospectus supplement, as well as the particular product supplement, underlying supplement, the relevant termsheet or pricing supplement, and any other documents that J.P. Morgan will file with the
SEC relating to such offering for more complete information about J.P. Morgan and the offering of any securities. You may get these documents without cost by visiting EDGAR on the SEC Website at www.sec.gov. Alternatively, J.P. Morgan,
any agent or any dealer participating in the particular offering will arrange to send you the prospectus and the prospectus supplement, as well as any product supplement, underlying supplement and termsheet or pricing supplement, if you so request by calling toll-free (800) 576 3529.
Free Writing Prospectus filed pursuant to Rule 433; Registration Statement No.
333-199966

H Y P O T H E T I C A L
I N D E X
8 W E I G H T I N G S
R O T A T O R H I S T O R I C A L S E C T O R A N D
U S
J P M O R G A N B A C K - T E S T E D

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